The Salomon Brothers
                                 Fund Inc


                                                                  August 3, 1999

To Our Shareholders,

We are pleased to present this semi-annual report for the Salomon Brothers Fund Inc. ("Fund") for the six months ended June 30, 1999. We hope you find this report to be useful and informative. A detailed summary of performance and current Fund holdings can be found in the appropriate sections that follow.

Market Overview & Portfolio Highlights

During the first six months of 1999, the Fund returned 14.24% versus the 12.38% return for the S&P 500 Index. (The S&P 500 Index is an index of widely held common stocks listed on the New York and American Stock Exchanges and the over-the-counter markets.)

We are also pleased to report that your Fund received an overall five-star rating from Morningstar, Inc.,* a major fund tracking organization.

In our view, the tenor of the stock market changed in the second quarter of 1999 due primarily to the decision by the European Economic Union to reduce interest rates by 0.5% on April 8, 1999. This action was a signal for investors that economic growth would accelerate worldwide and reinforced their confidence that the Asian recovery would continue. In the second quarter of 1999, smaller capitalization stocks outperformed larger ones for the first time in nearly two years.

The market leadership during the first quarter was the same as during the fourth quarter of 1998. Technology stocks, especially Internet names, pharmaceuticals and other large growth stocks led the way. During the second quarter of 1999, the market was led by economically sensitive stocks such as commodities, as well as telecommunications stocks and selected technology companies. The Internet mania, in our view, appears to have peaked, with many large names off 50% or more from their early April peaks, although still up for the year to date.

Significant contributors to the Fund's performance included Georgia Pacific, Liberty Media Group, IBM and Tellabs. The Salomon Brothers Fund is well diversified, with overweighted sectors including Basic Industries and Energy. The Fund has an underweighted position in Health Care. Also, the valuation of the Fund is consistent with that of the previous five years, with a P/E ratio modestly below, and price to sales and price to book ratios significantly below, the market's. And while no guarantees can be made, we expect that the Fund's holdings should grow more rapidly than the market.

Outlook

We are encouraged by the depth of the stock market rally during the past quarter. In addition, we are enthusiastic about the very strong earnings performance in 1999 by many U.S. companies, and

---------------
* Morningstar, Inc. proprietary ratings reflect historical risk-adjusted performance as of June 30, 1999. Ratings are load-adjusted, updated monthly and subject to change. Past performance is not a guarantee of future results. Morningstar ratings are calculated from the Fund's 3- and 5-year returns (with fee adjustments) in excess of 90-day T-bill returns. It was rated among 49 domestic equity funds for the 5-year period. Ten percent of the funds in a rating category receive five stars.

S A L O M O N   B R O T H E R S   F U N D   I N C


the improvements seen in international economies. We are, however, wary of the high valuation levels in the U.S. markets. The U.S. market cannot continue to rise more than 20% a year; at some point earnings have to catch up with stock prices. The Federal Reserve Board has lifted interest rates once and is threatening to do so again. Rate hikes make for choppy seas in the stock market.

The extreme valuation disparities among industry groups seen during 1998 have mitigated. The defensive sectors such as health care are less expensive relative to the market, and extraordinary bargains amongst the cyclicals are harder to find. Therefore, the size of the bets that we are making relative to the market are smaller than they were six months ago. We are currently finding opportunities in growth stocks that have fallen in price, and in cyclicals where supply and demand are tight. We believe that the macroeconomic environment continues to favor long-term financial assets.

The Automatic Dividend Reinvestment and Cash Payment Plan ("Plan") remains a popular service for many shareholders seeking to build their holdings in the Fund. Under the terms of the Plan, shareholders may arrange to reinvest their dividends automatically in additional shares. The Plan provides that when the Fund's shares are traded at a discount to net asset value, dividends and distributions will be initially payable in the form of shares purchased by The Bank of New York, the "Plan Agent," in the open market. To the extent that the discount converts to a premium during the purchase period or when the permissible purchase period ends, the balance will be paid in newly issued shares of the Fund. With respect to the April 1999 dividends, the Plan Agent purchased 1,570,330 shares on behalf of participants in the Dividend Reinvestment Plan for a net total of $31,065,647 and 9,672 shares were issued to participants.

The Plan offers participants three different reinvestment options: (1) shareholders may have all of their net investment income dividends and capital gain distributions (short-term and long-term) automatically reinvested; (2) shareholders may have all of their net investment income dividends paid in cash and all of their capital gain distributions (short-term and long-term) automatically reinvested; or (3) shareholders may have their net investment income dividends automatically reinvested and their capital gain distributions (short-term and long-term) paid in cash. A new shareholder or new participant will be deemed to have chosen option (1) unless the Plan Agent is notified of a change in election. Additional information regarding these additional optional features of the Plan can be obtained from the Plan Agent, by calling 1-800-432-8224.

Shareholders of the Salomon Brothers Fund can call 1-888-777-0102, toll free, 24 hours a day to obtain account information, including account values, portfolio breakdown and performance information. For information concerning your Fund stock account, please call The Bank of New York at 1-800-432-8224.

All of us at Salomon Brothers Asset Management Inc appreciate your investment in the Fund. We look forward to earning your trust and confidence in the years ahead.

                                                 Cordially,

                                                 /s/ Heath B. McLendon

                                                 HEATH B. MCLENDON
                                                 Chairman

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Major Portfolio Changes for the three months ended June 30, 1999 (unaudited)

ADDITIONS+
-----------------------------------------------
                                       Shares
                                     ----------
ADC Telecommunications, Inc......    205,000(1)
Champion International Corp......    200,000(1)
Compuware Corp...................    545,000
Corning Inc......................    354,500(1)
Emerson Electric Co..............    151,000(1)
The Goldman Sachs
  Group, Inc.....................    213,900(1)
Kimberly-Clark Corp..............    155,000(1)
Lockheed Martin Corp.............    215,000
MediaOne Group, Inc..............    251,000(1)
Merck & Co., Inc.................    197,000(1)
Microsoft Corp...................    315,000
Office Depot, Inc................    425,000(1)
PepsiCo, Inc.....................    253,000
Tellabs, Inc.....................     75,000
York International Corp..........    235,000


                                      Face
                                     Amount
                                    -------
Tribune Co., 2.000% due
  5/15/29........................ $7,500,000(1)

-----------------------------------------------


REDUCTIONS

-----------------------------------------------
                                       Shares
                                     ----------
Adaptec Inc......................    500,000(2)
Alcatel Alsthom ADR..............    300,000(2)
Alcoa Inc........................    131,000
America Online, Inc..............     58,000(2)
Applied Materials Inc............    146,600(2)
AT&T Corp. - Liberty Media
  Group, Class A Shares..........    446,256
CIGNA Corp.......................    157,000
Colgate-Palmolive Co.............    120,000
Costco Cos., Inc.................    152,000
Cytec Industries Inc.............    475,000
Eli Lilly........................    440,000(2)
Frontier Corp....................    443,100(2)
Georgia Pacific..................     95,000(2)
International Business
  Machines Corp..................    117,000
Morgan Stanley Dean
  Witter & Co....................     83,000
Nokia Corp. ADR..................    150,000
Royal Dutch Petroleum,
  5 Guilder......................    400,000(2)
Teradyne, Inc....................    140,000
U. S. Industries.................    651,000(2)
Union Pacific Corp...............    311,100
-----------------------------------------------
(1) New addition.
(2) Elimination.
  + Exclusive of changes resulting entirely from stock dividends and stock splits.

S A L O M O N   B R O T H E R S   F U N D   I N C

Schedule of Investments (unaudited)
June 30, 1999

    Shares                                      Security                                      Value
----------------------------------------------------------------------------------------------------

Common Stock -- 89.9%

Basic Industries -- 5.1%
    225,000    Alcoa Inc............................................................  $   13,921,875
    200,000    Champion International Corp..........................................       9,575,000
    285,000    Cominco Ltd..........................................................       4,880,625
    155,000    Cytec Industries Inc.*...............................................       4,940,625
     70,000    The Dow Chemical Co..................................................       8,881,250
    200,000    The Geon Co..........................................................       6,450,000
    240,000    Lyondell Chemical Co.................................................       4,950,000
    193,000    Rohm and Haas Co.....................................................       8,274,875
    683,000    Vulcan Materials Co..................................................      32,954,750
                                                                                       -------------
                                                                                          94,829,000
                                                                                       -------------
Capital Goods -- 4.2%
    192,100    Carlisle Cos. Inc....................................................       9,244,812
    151,000    Emerson Electric Co..................................................       9,494,125
    137,000    General Electric Co..................................................      15,481,000
    325,000    Lockheed Martin Corp.................................................      12,106,250
    105,000    PACCAR Inc...........................................................       5,604,375
    128,000    Tyco International Ltd...............................................      12,128,000
    360,000    York International Corp..............................................      15,412,500
                                                                                       -------------
                                                                                          79,471,062
                                                                                       -------------
Communication Services -- 1.0%
    251,000    MediaOne Group, Inc.*................................................      18,668,125
                                                                                       -------------

Consumer Cyclicals -- 6.9%
    548,000    Costco Cos., Inc.*...................................................      43,874,250
    100,000    Dayton Hudson Corp...................................................       6,500,000
    810,528    Federated Department Stores, Inc.*...................................      42,907,326
    128,000    Lear Corp.*..........................................................       6,368,000
    112,500    The May Department Stores Co.........................................       4,598,438
    425,000    Office Depot, Inc.*..................................................       9,376,562
     67,000    SPX Corp.*...........................................................       5,594,500
    380,000    Tower Automotive, Inc.*..............................................       9,666,250
                                                                                       -------------
                                                                                         128,885,326
                                                                                       -------------
Consumer Non-Cyclicals -- 14.3%
    540,000    AT&T Corp. - Liberty Media Group, Class A Shares.....................      19,845,000
    160,000    Alberto Culver Co., Class B Shares...................................       4,260,000
    145,000    Colgate-Palmolive Co.................................................      14,318,750
    330,000    The Dial Corp........................................................      12,271,875
  2,655,000    Food Lion Inc., Class A Shares.......................................      31,528,125
    719,100    General Motors Corp., Class H Shares*................................      40,449,375


                       See notes to financial statements.

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Schedule of Investments (unaudited) (continued)
June 30, 1999


    Shares                                      Security                                      Value
----------------------------------------------------------------------------------------------------
Consumer Non-Cyclicals -- 14.3% (continued)
    155,000    Kimberly-Clark Corp..................................................   $   8,835,000
  1,213,000    Nabisco Group Holdings Corp..........................................      23,729,313
    471,000    PepsiCo, Inc.........................................................      18,221,812
    942,000    Philip Morris Cos. Inc...............................................      37,856,625
    539,334    R.J. Reynolds Tobacco Holdings, Inc.*................................      16,989,021
    701,000    Viacom Inc., Class B Shares*.........................................      30,844,000
    340,000    Wendy's International, Inc...........................................       9,626,250
                                                                                       -------------
                                                                                         268,775,146
                                                                                       -------------
Energy -- 6.7%
    325,000    Amerada Hess Corp....................................................      19,337,500
    564,700    Burlington Resources Inc.............................................      24,423,275
    568,000    Conoco Inc., Class A Shares..........................................      15,833,000
        400    Gas Properties (100% owned) (a)......................................         690,000
    202,000    Mobil Corp...........................................................      19,998,000
    175,000    Schlumberger Ltd.....................................................      11,145,312
    150,000    Sonat Inc............................................................       4,968,750
    200,000    Tosco Corp...........................................................       5,187,500
    370,777    Total Fina SAADR.....................................................      23,891,943
               Royalty Interest (a).................................................         840,700
                                                                                       -------------
                                                                                         126,315,980
                                                                                       -------------
Financial Services -- 15.4%
     45,000    Aegon N.V. ARS.......................................................       3,330,000
    249,700    American Express Co..................................................      32,492,212
    222,000    American General Corp................................................      16,733,250
    111,150    American International Group, Inc....................................      13,011,497
    490,000    Associates First Capital Corp........................................      21,713,125
  1,243,000    The Bank of New York Co., Inc........................................      45,602,563
    500,000    BankBoston Corp......................................................      25,562,500
     60,000    CIGNA Corp...........................................................       5,340,000
    347,000    The Chase Manhattan Corp.............................................      30,058,875
    360,000    Freddie Mac..........................................................      20,880,000
    213,900    The Goldman Sachs Group, Inc.........................................      15,454,275
    140,000    Morgan Stanley Dean Witter & Co......................................      14,350,000
    554,800    Nationwide Financial Services, Inc., Class A Shares..................      25,104,700
    513,200    Provident Cos., Inc..................................................      20,528,000
                                                                                       -------------
                                                                                         290,160,997
                                                                                       -------------
Health Care -- 6.6%
    360,000    Abbott Laboratories..................................................      16,380,000
    525,000    American Home Products Corp..........................................      30,187,500
    197,000    Merck & Co., Inc.....................................................      14,578,000
    420,000    Monsanto Co..........................................................      16,563,750


                       See notes to financial statements.
                                                                                    Page 5


S A L O M O N   B R O T H E R S   F U N D   I N C

June 30, 1999

    Shares                                      Security                                      Value
----------------------------------------------------------------------------------------------------
Health Care -- 6.6% (continued)
    632,100    Pharmacia & Upjohn, Inc..............................................  $   35,911,181
     67,000    Warner-Lambert Co....................................................       4,648,125
     76,000    Wellpoint Health Networks Inc.*......................................       6,450,500
                                                                                       -------------
                                                                                         124,719,056
                                                                                       -------------
Technology -- 20.4%
    205,000    ADC Telecommunications, Inc.*........................................       9,340,312
     95,000    Applied Micro Circuits Corp.*........................................       7,813,750
    330,000    Cisco Systems, Inc.*.................................................      21,223,125
    730,000    Compuware Corp.......................................................      23,223,125
    354,500    Corning Inc..........................................................      24,859,313
    220,000    Electronic Data Systems Corp.........................................      12,443,750
    370,000    Hewlett-Packard Co...................................................      37,185,000
    530,000    IMS Health Inc.......................................................      16,562,500
    140,000    Intel Corp...........................................................       8,330,000
    371,000    International Business Machines Corp.................................      47,951,750
    673,000    Microsoft Corp.*.....................................................      60,696,188
    146,000    Nokia Corp. ADR......................................................      13,368,125
    440,000    Seagate Technology, Inc.*............................................      11,275,000
    700,000    Tellabs, Inc.*.......................................................      47,293,750
    160,000    Teradyne, Inc.*......................................................      11,480,000
    173,000    Texas Instruments, Inc...............................................      25,085,000
     90,000    Xilinx, Inc.*........................................................       5,152,500
                                                                                       -------------
                                                                                         383,283,188
                                                                                       -------------
Telecommunications and Utilities -- 8.1%
    250,000    Azurix Corp.*........................................................       5,000,000
    550,000    Bell Atlantic Corp...................................................      35,956,250
    528,000    GTE Corp.............................................................      39,996,000
    447,000    MCI WorldCom, Inc.*..................................................      38,469,938
    136,000    Reliant Energy Inc...................................................       3,757,000
    355,000    SBC Communications Inc...............................................      20,590,000
     95,000    Texas Utilities Co...................................................       3,918,750
    125,000    Unicom Corp..........................................................       4,820,313
                                                                                       -------------
                                                                                         152,508,251
                                                                                       -------------
Transportation -- 1.2%
    258,000    Canadian National Railway Co.........................................      17,286,000
     82,000    Union Pacific Corp...................................................       4,781,625
                                                                                       -------------
                                                                                          22,067,625
                                                                                       -------------

               TOTAL COMMON STOCK (Cost--$1,124,802,105)...........................    1,689,683,756
                                                                      .                -------------


                       See notes to financial statements.

S A L O M O N   B R O T H E R S   F U N D   I N C

June 30, 1999

    Shares                                      Security                                      Value
----------------------------------------------------------------------------------------------------
Convertible Preferred Stock -- 1.7%

Consumer Cyclicals -- 0.0%
    100,000    BTI Capital Trust, 6.500%............................................   $     525,000
                                                                                       -------------
Publishing -- 1.7%
  1,021,000    News Corp Ltd. ADR...................................................      32,225,313
                                                                                       -------------

               TOTAL CONVERTIBLE PREFERRED STOCK (Cost--$26,586,045)................      32,750,313
                                                                                       -------------
Rights -- 0.0%
      8,000    Terex Stock Appreciation Rights (expiring on 5/15/02)* (Cost-- $0)...         146,000
                                                                                       -------------
Purchased Options -- 3.1%
      1,000    S&P 500 Index, Call (expiring Sept. 1999, exercise price $800) (b)*
                 (Cost--$53,405,000)................................................      57,537,500
                                                                                       -------------


     Face
     Amount                                   Security                                       Value
----------------------------------------------------------------------------------------------------

Convertible Corporate Bonds -- 1.1%

Publishing -- 0.5%
$  7,500,000   Tribune Co., 2.000% due 5/15/29......................................       9,393,750
                                                                                       -------------
Technology -- 0.3%
  2,150,000    Comverse Technology Inc., 5.750% due 10/1/06.........................       5,498,625
                                                                                       -------------
Telecommunications and Utilities -- 0.3%
  6,000,000    Bell Atlantic Service, 5.750% due 4/1/03**...........................       6,022,500
                                                                                       -------------

               TOTAL CONVERTIBLE CORPORATE BONDS (Cost--$21,540,775)................      20,914,875
                                                                                       -------------

Corporate Bonds -- 1.1%

Airlines -- 0.2%
  4,050,000    Continental Airlines Inc., 9.500% due 12/15/01.......................       4,272,750
                                                                                       -------------
Consumer Cyclicals -- 0.1%
  5,000,000    Breed Technologies, 9.25% due 4/15/08................................         825,000
                                                                                       -------------
Energy -- 0.6%
 10,000,000    Pogo Producing Co., 10.375% due 2/15/09..............................      10,425,000
                                                                                       -------------
Telecommunications and Utilities -- 0.2%
  4,750,000    NTL Inc., zero coupon until 4/15/00, (12.750% thereafter) due 4/15/05       4,601,562
                                                                                       -------------

               TOTAL CORPORATE BONDS (Cost--$22,961,331)............................      20,124,312
                                                                                       -------------

                       See notes to financial statements.




                                                                                      Page 7

S A L O M O N   B R O T H E R S   F U N D   I N C

June 30, 1999


     Face
     Amount                                   Security                                       Value
----------------------------------------------------------------------------------------------------
Repurchase Agreements -- 3.1%
$ 8,896,000    State Street Bank and Trust Co., 4.700% due 7/1/99; Proceeds at
                 maturity--$8,987,161; (Fully collateralized by U.S. Treasury Notes,
                 8.500% due 2/15/20; Market value-- $9,078,003).....................  $    8,896,000
 50,000,000    Warburg Dillon Read, 4.800% due 7/1/99; Proceeds at
                 maturity--$50,006,668; (Fully collateralized by U.S. Treasury Notes,
                 7.750% due 2/15/01; Market value-- $51,000,491)....................      50,000,000
                                                                                      --------------
               TOTAL REPURCHASE AGREEMENTS (Cost--$58,896,000)......................      58,896,000
                                                                                      --------------
               TOTAL INVESTMENTS -- 100%
                 (Cost--$1,308,191,256***)..........................................  $1,880,052,756
                                                                                      ==============

-------------
   * Non-income producing security.
  ** Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
 *** Aggregate cost for Federal income tax purposes is substantially the same.
 (a) Fair value determined pursuant to procedures established by the Board of Directors.
 (b) One contract relates to 100 shares.

     Abbreviations used in this schedule:
     ADR - American Depository Receipt.
     ARS - American Registered Shares.

                       See notes to financial statements.

S A L O M O N   B R O T H E R S   F U N D   I N C

Statement of Assets and Liabilities (unaudited)
June 30, 1999

ASSETS:
  Investments, at value (Cost-- $1,308,191,256)..................................... $ 1,880,052,756
  Cash..............................................................................          34,248
  Receivable for securities sold ...................................................      62,975,851
  Dividends and interest receivable.................................................       2,304,485
  Other assets......................................................................          14,005
                                                                                      --------------
  Total Assets......................................................................   1,945,381,345
                                                                                      --------------

LIABILITIES:
  Payable for securities purchased..................................................      64,250,788
  Management fee payable............................................................       2,448,576
  Dividends payable.................................................................         183,057
  Accrued expenses .................................................................         340,414
                                                                                      --------------
  Total Liabilities.................................................................      67,222,835
                                                                                      --------------
Total Net Assets....................................................................  $1,878,158,510
                                                                                      ==============

NET ASSETS:
  Par value of capital shares ($1.00 par value, authorized 100,000,000 shares;
     89,906,753 shares outstanding) ................................................  $   89,906,753
  Capital paid in excess of par value...............................................     982,834,863
  Undistributed net investment income...............................................       4,284,426
  Accumulated net realized gain on investments and options..........................     229,270,968
  Net unrealized appreciation on investments and options ...........................     571,861,500
                                                                                      --------------
Total Net Assets....................................................................  $1,878,158,510
                                                                                      ==============
Net Asset Value, Per Share ($1,878,158,510 / 89,906,753 shares).....................          $20.89
                                                                                             =======


                       See notes to financial statements.



                                                                                             Page 9

S A L O M O N   B R O T H E R S   F U N D   I N C

Statement of Operations (unaudited)
For the Six Months Ended June 30, 1999

INVESTMENT INCOME:
  Dividends.........................................................................   $  10,203,710
  Interest..........................................................................       2,875,513
  Oil Royalties.....................................................................         100,702
  Less: Foreign tax withholding.....................................................         (58,927)
                                                                                       -------------
  Total Investment Income...........................................................      13,120,998
                                                                                       -------------

EXPENSES:
  Management fees...................................................................       4,362,147
  Shareholder and system servicing fees.............................................         181,000
  Shareholder communications........................................................          88,880
  Custody...........................................................................          75,297
  Audit and legal ..................................................................          72,400
  Directors' fees...................................................................          46,155
  Other ............................................................................          57,742
                                                                                       -------------
  Net Expenses......................................................................       4,883,621
                                                                                       -------------
Net Investment Income...............................................................       8,237,377
                                                                                       -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND OPTIONS (NOTE 4):
  Net Realized Gain (Loss) From:
     Security transactions (excluding short-term securities)........................     222,347,083
     Options purchased..............................................................       7,301,123
     Options written................................................................        (216,418)
                                                                                       -------------
  Net Realized Gain.................................................................     229,431,788
                                                                                       -------------

  Change in Net Unrealized Appreciation on Investments:
     Beginning of period............................................................     531,007,828
     End of period..................................................................     571,861,500
                                                                                       -------------
  Increase in Net Unrealized Appreciation...........................................      40,853,672
                                                                                       -------------
Net Gain on Investments and Options.................................................     270,285,460
                                                                                       -------------
Increase in Net Assets From Operations..............................................    $278,522,837
                                                                                       =============


                       See notes to financial statements.

S A L O M O N   B R O T H E R S   F U N D   I N C

Statement of Changes in Net Assets
For the Six Months Ended June 30, 1999 (unaudited) and the Year Ended December 31, 1998

                                                                   1999              1998
---------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income.................................... $     8,237,377    $   23,317,901
  Net realized gain........................................     229,431,788       305,938,951
  Increase (decrease) in net unrealized appreciation.......      40,853,672        (6,697,070)
                                                            ---------------    --------------
  Increase in Net Assets from Operations...................     278,522,837       322,559,782
                                                            ---------------    --------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:

  Net investment income....................................      (4,405,431)      (23,226,617)
  Net realized gains.......................................     (82,174,772)     (275,438,541)
                                                            ---------------   ---------------
  Decrease in Net Assets From Distributions to
    Shareholders...........................................     (86,580,203)     (298,665,158)
                                                            ---------------   ---------------

FUND SHARE TRANSACTIONS:
  Value of shares issued in payment of dividends (6,429,283
    shares issued for the year ended December 31, 1998)....          --           117,023,659
                                                            ---------------    --------------
Increase in Net Assets.....................................     191,942,634       140,918,283
                                                            ---------------    --------------

NET ASSETS
  Beginning of period......................................   1,686,215,876     1,545,297,593
                                                            ---------------    ---------------
  End of period*...........................................  $1,878,158,510    $1,686,215,876
                                                            ===============    ==============
* Includes undistributed net investment income of:.........      $4,284,426          $452,480
                                                            ===============    ==============


                       See notes to financial statements.

                                                                                   Page 11

S A L O M O N   B R O T H E R S   F U N D   I N C

Notes to Financial Statements (unaudited)

Note 1. Significant Accounting Policies

The Salomon Brothers Fund Inc ("Fund") is registered as a diversified, closed-end, management investment company under the Investment Company Act of 1940, as amended. The Fund's primary investment objectives are growth and conservation of capital. Income receives secondary consideration. Following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles (GAAP). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that effect the reported amounts and disclosure in the financial statements. Actual amounts could differ from those estimates.

(a) SECURITIES VALUATION. Portfolio securities listed or traded on national securities exchanges, or reported by the NASDAQ national market system, are valued at the last sale price, or if there have been no sales on that day, at the mean of the current bid and ask price which represents the current value of the security. Over-the-counter securities are valued at the mean of the current bid and ask price. If no quotations are readily available (as may be the case for securities of limited marketability), or if "restricted" securities are being valued, such portfolio securities and other assets are valued at fair value determined pursuant to procedures established by the Board of Directors. Short-term securities with less than 60 days remaining to maturity when acquired by the Fund are valued at amortized cost which approximates market value.

(b) WRITTEN OPTION CONTRACTS. When the Fund writes a call option or a put option, an amount equal to the premium received is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the written option. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, it realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. When a put option is exercised, the amount of the premium received reduces the cost of the security that the Fund purchases upon exercise.

(c) FEDERAL INCOME TAXES. The Fund has complied and intends to continue to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax or excise tax provision is required.

(d) REPURCHASE AGREEMENTS. When entering into repurchase agreements, it is the Fund's policy to take possession, through its custodian, of the underlying collateral and to monitor its value at the time the arrangement is entered into and at all times during the term of the repurchase agreement to ensure that it always equals or exceeds the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in

S A L O M O N   B R O T H E R S   F U N D   I N C
satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(e) OTHER. Securities transactions are recorded as of the trade date. Dividend income and dividends payable are recorded on the ex-dividend date. Interest is recognized as interest income when earned. Original issue discount on securities purchased is accreted on an effective yield basis over the life of the security. The character of income and gains distributed are determined in accordance with income tax regulations which may differ from GAAP.

Note 2. Dividend After June 30, 1999

On July 27, 1999, the Fund declared a distribution of $.0426 per share from net investment income, payable August 24, 1999 to shareholders of record on August 10, 1999.

Note 3. Management Fee and Other Transactions with Affiliates

Salomon Brothers Asset Management Inc. ("SBAM"), a wholly owned subsidiary of Salomon Brothers Holding Company Inc., which in turn is wholly owned by Salomon Smith Barney Holdings, Inc. ("SSBH"), acts as investment manager to the Fund. SBAM is responsible on a day-to-day basis for the management of the Fund's portfolio in accordance with the Fund's investment objectives and policies and for making decisions to buy, sell, or hold particular securities and is responsible for day-to-day administration of the Fund.

Certain officers and/or directors of the Fund are also officers and/or directors of the investment manager.

The Fund pays SBAM a base fee subject to an increase or decrease depending on the extent, if any, to which the investment performance of the Fund exceeds or is exceeded by the investment record of the Standard & Poor's 500 Index of Composite Stocks ("S&P 500 Index"). The base fee is paid quarterly based on the following annual rates:

                  Average Daily Net Assets            Annual Fee Rate
                  -----------------------             ----------------
                  First $350 million                       0.650%
                  Next $150 million                        0.550
                  Next $250 million                        0.525
                  Next $250 million                        0.500
                  Over $1 billion                          0.450

S A L O M O N   B R O T H E R S   F U N D   I N C

The performance adjustment is paid quarterly based on a rolling one year period. A performance adjustment will only be made after the investment performance of the Fund exceeds or is exceeded by the investment record of the S&P 500 Index by at least one percentage point. For each percentage point by which the investment performance of the Fund exceeds or is exceeded by the investment record of the S&P 500 Index, the base fee will be adjusted upward or downward by 0.01% (annualized). The maximum annual adjustment is 0.10% which would occur if the Fund's performance exceeds or is exceeded by the S&P 500 Index by ten or more percentage points. For this purpose, the performance fee calculation is based on the total return value of the S&P 500 Index versus the Fund's total return calculated based on net asset value and assuming all distributions are reinvested at net asset value on the record date of the distribution. For the rolling one year period ended March 31, 1998, June 30, 1998, September 30, 1998, and December 31, 1998, the performance of the S&P 500 Index exceeded the Fund's performance by 7.94%, 6.46%, 6.17% and 7.21%, respectively. This resulted in a total decrease of the base management fee of $1,084,003. For the rolling one year period ended March 31, 1999 and June 30, 1999, the performance of the S&P 500 Index exceeded and was exceeded by the Fund's performance by 6.50% and 2.94%, respectively, resulting in a decrease of base management fee of $150,563.

Brokerage commissions of $146,700 were paid to Salomon Smith Barney Inc., another subsidiary of SSBH, for investment transactions executed on behalf of the Fund during the six months ended June 30, 1999.

Note 4. Portfolio Activity

For the six months ended June 30, 1999, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

Purchases...............................................      $687,423,665
                                                              ============
Sales...................................................      $683,081,414
                                                              ============

At June 30, 1999, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

Gross unrealized appreciation...........................      $585,585,012
Gross unrealized depreciation...........................       (13,723,512)
                                                              ------------
Net unrealized appreciation.............................      $571,861,500
                                                              ============

S A L O M O N   B R O T H E R S   F U N D   I N C

Transactions in options written during the six months ended June 30, 1999 were as follows:

                                                         Number of    Premiums
                                                         Contracts    Received
                                                         ---------   ---------
     Options written, outstanding at December 31, 1998... (1,300)    $(728,580)
     Options written during the six months ended
       June 30, 1999..................................... (1,810)     (359,938)
     Options closed in purchase transactions.............  1,671       346,103
     Options expired.....................................  1,300       728,580
     Options exercised ..................................    139        13,835
                                                          ------     ---------
     Options written, outstanding at June 30, 1999.......     --         $   0
                                                          ======     =========

The risk of writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is the risk that the Fund may not be able to enter a closing transaction because of an illiquid secondary market.

S A L O M O N   B R O T H E R S   F U N D   I N C

Financial Highlights

Data for a share of capital stock outstanding throughout each year ended December 31, except where noted:

                                         1999(1)    1998      1997     1996      1995     1994
-------------------------------------------------------------------------------------------------

Net Asset Value, Beginning of Period.... $ 18.76   $ 18.51   $ 17.26   $15.43    $12.88    $14.88
                                         -------   -------   -------  -------   -------   -------
Income (Loss) From Operations:
   Net investment income................    0.14      0.26      0.27     0.33      0.35     0.33
   Net realized and unrealized
     gain (loss)(2).....................    2.95      3.45     3.93      3.93      4.04    (0.60)
                                         -------   -------   -------  -------   -------  -------
Total Income (Loss) From Operations.....    3.09      3.71      4.20     4.26      4.39    (0.27)
                                         -------   -------   -------  -------   -------  -------
Less Distributions From:
   Net investment income................   (0.05)    (0.27)    (0.27)   (0.34)    (0.35)   (0.34)
   Net realized gains...................   (0.91)    (3.19)    (2.68)   (2.09)    (1.49)   (1.39)
                                         -------   -------   -------  -------   -------  -------
Total Distributions.....................   (0.96)    (3.46)    (2.95)   (2.43)    (1.84)   (1.73)
                                         -------   -------   -------  -------   -------  -------
Net Asset Value, End of Period.......... $ 20.89   $ 18.76   $ 18.51   $17.26    $15.43   $12.88
                                         =======   =======   =======  =======   =======  =======
Per Share Market Value, End of Period... $19.813   $18.188   $17.688  $16.000   $13.375  $10.625
                                         =======   =======   =======  =======   =======  =======
Total Return, Based on Market Value.....   14.24%++  22.62%    29.50%   38.74%    43.26%   (3.70)%
                                         =======   =======   =======  =======   =======  =======
Net Assets, End of Period (millions)..... $1,878    $1,686    $1,545   $1,441    $1,291   $1,087
                                         =======   =======   =======  =======   =======  =======
Ratios to Average Net Assets:
   Operating expenses....................   0.56%+    0.52%     0.53%    0.51%     0.41%    0.49%
   Net investment income.................   0.94%+    1.39%     1.46%    1.96%     2.42%    2.33%
Portfolio Turnover Rate..................     42%       68%       49%      52%       82%      69%


-------------------------------------------------------------------------------
(1) For the six months ended June 30, 1999 (unaudited).

(2) Includes $0.015 and $0.02 attributable to the increase in net asset value from shares repurchased at a discount for the years ended 1996 and 1995, respectively.

 ++ Total return is not annualized, as it may not be representative of the total return for the year.

 + Annualized.

S A L O M O N   B R O T H E R S   F U N D   I N C


Additional Shareholder Information (unaudited)

On April 28, 1999, the Annual Meeting of the Fund's Stockholders was held for the purpose of voting on the following matters:

      1. The election of Directors of the Fund; and

      2. The ratification of the selection of PricewaterhouseCoopers LLP as the Fund's independent accountants for the fiscal year ended June 30, 2000.

      The results of the vote on Proposal 1 were as follows:


                             Shares      % of Shares       Shares      % of Shares
 Name of Directors          Voted For        Voted      Voted Against     Voted
----------------------------------------------------------------------------------
Charles F. Barber          64,688,421         97.3%       1,774,020     2.7%

Andrew L. Breech           65,221,742         98.1        1,240,699     1.9

Carol L. Colman            65,141,480         98.0        1,320,961     2.0

William R. Dill            65,082,447         97.9        1,379,994     2.1

Clifford M. Kirtland, Jr   64,861,783         97.6        1,600,658     2.4

Robert W. Lawless          65,209,688         98.1        1,252,753     1.9

Heath B. McLendon          64,861,881         97.6        1,600,56      2.4

Louis P. Mattis            65,190,610         98.1        1,271,831     1.9

Thomas F. Schlafly         65,173,793         98.1        1,288,648     1.9


-------------------------------------------------------------------------------


      The results of the vote on Proposal 2 were as follows:

                      % of Shares                        % of Shares          Votes         % of Shares
     Votes For           Voted        Votes Against         Voted           Abstained        Abstained
-------------------------------------------------------------------------------------------------------------------
    64,703,215           97.4%           622,432            0.9%            1,136,794          1.7%
-------------------------------------------------------------------------------------------------------------------

                                                                               Page 17

S A L O M O N   B R O T H E R S   F U N D   I N C

Other Information (unaudited)

Year 2000. The investment management services provided to the Fund by Salomon Brothers Asset Management Inc. ("SBAM") depend in large part on the smooth functioning of its computer systems. Many computer software systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which the dates were encoded or calculated. The capability of these systems to recognize the year 2000 could have a negative impact on SBAM's provision of investment advisory services, including handling of securities trades, pricing and account services. SBAM has advised the Fund that it has been reviewing all of their computer systems and actively working on necessary changes to its systems to prepare for the year 2000 and expects that given the extensive testing which it is undertaking, its systems will be year 2000 compliant before such date. In addition, SBAM has been advised by certain of the Fund's service providers that they are also in the process of modifying their systems with the same goal. There can, however, be no assurance that SBAM or any other service provider will be successful in achieving year 2000 compliance, or that interaction with other non-complying computer systems will not impair services to the Fund at that time.

S A L O M O N   B R O T H E R S   F U N D   I N C

Automatic Dividend Reinvestment
and Cash Payment Plans


DIVIDEND REINVESTMENT

The Automatic Dividend Reinvestment Plan ("DR Plan") administered by The Bank of New York, Agent for shareholders of The Salomon Brothers Fund Inc ("SBF"), offers you a prompt, simple, and inexpensive way to put your dividends and distributions to work through reinvestment in additional shares of capital stock of SBF. All new shareholders will automatically be enrolled in the DR Plan, unless the shares are held in the name of a broker or nominee. All other share holders may enroll by simply completing the attached Authorization Card. If your shares are held in the name of a broker or nominee, you should contact your broker or nominee about your ability to participate in the DRPlan.

Money from dividends and distributions can lie idle for months at a time; however, with the DR Plan your dividends and distributions are promptly invested for you, automatically increasing your holdings in SBF. All paper work is done for you automatically by The Bank of New York, Agent for the DR Plan, and you will receive statements from the Agent to simplify your personal records. The DR Plan also acts as a form of forced savings program.

The DRPlan also offers shareholders the flexibility to choose from three different reinvestment options.

(1) shareholders may have all of their net investment income dividends and capital gain distributions (short-term and long-term) automatically reinvested.

(2) shareholders may have all of their net investment income dividends paid in cash and all of their capital gain distributions (short-term and long-term) automatically reinvested; or

(3) shareholders may have their net investment income dividends automatically reinvested and their capital gain distributions (short-term and long-term) paid in cash.

A shareholder will be deemed to have chosen option (1) unless the Agent is notified of a change in election.

CASH PAYMENT PLAN

The Cash Payment Plan allows you to purchase shares of SBF conveniently and inexpensively, without committing large dollar amounts. Under the Cash Payment Plan, you have the option to send a check or money order of at least $25.00 to the Agent which will be used to buy more shares of SBF. You may make these payments regularly or from time to time, as you choose. You may also vary the amount of each optional payment as long as it is at least $25.00. Optional cash payments received by the Agent will be applied by the Agent to the purchase of additional shares of SBF on the Investment Date next following receipt. The "Investment Dates" will be each Friday (or closest

S A L O M O N   B R O T H E R S   F U N D   I N C


business day prior thereto, if a holiday). All cash payment shares will be purchased on the open market at prevailing market prices and in accordance with the "Terms and Conditions of Authorization for Amended and Restated Dividend Reinvestment and Cash Payment Plans ("Terms and Conditions"). There is no maximum amount of investment under the Cash Payment Plan.

Shares purchased under the Cash Payment Plan will be held as uncertificated shares, unless separate specific instructions to issue certificates are received. Fractional shares cannot be issued in certificate form, and dividends and distributions on those shares held by the Agent will be automatically reinvested.

CERTIFICATE OF DEPOSIT

If you wish, you may deposit with the Agent stock certificates representing ownership of capital stock in SBF which you now hold. The Agent will combine the shares represented thereby with the shares issued or purchased through the DR Plan or Cash Payment Plan. The actual certificates forwarded by you will be cancelled.

COST TO YOU

Except as specifically noted, you will not bear any of the costs of administering the Plan. When the Agent makes open-market purchases, the cost of reinvesting your dividends and distributions or purchasing additional shares through these Plans is less than the usual brokerage commission on odd-lot transactions because the Agent combines the purchase of shares for all participants and passes the savings in commissions on to you. You pay your proportionate share of the commissions paid on all open-market purchases. Dividends and distributions, even though automatically reinvested, continue to be taxable.

How the Automatic Dividend Reinvestment and Cash Payment Plans Work:

1. As a participant in the DR Plan, you will have three options, as follows: (i) all net investment income dividends ("dividends") and capital gain distributions (short-term and long-term) ("distributions") will be automatically reinvested;
(ii) all dividends will be paid in cash and all distributions will be automatically reinvested; or (iii) all dividends will be automatically reinvested and all distributions will be paid in cash. You will be deemed to have elected option (i) unless notification is received by the Agent that you elect option (ii) or option (iii).

2. If SBF declares a dividend or distribution and such distribution is to be reinvested on your behalf, you will receive the dividend or distribution either in newly-issued shares of SBF or in shares of SBF purchased on the New York Stock Exchange or otherwise on the open market, depending on the relationship between the market price per share of SBF and the net asset value per share of SBF, as described in the terms and conditions of the DR Plan. Any newly-issued shares will be valued at the time specified in the Plan, either at the market price per share of SBF or at the greater of (a) the net asset value per share of SBF and (b) 95% of the market price per share of SBF, depending on the relationship between market price and net asset value at that time. If your dividend or distribution is not large enough to buy a full share, the Agent will credit you with a


20 Page

S A L O M O N   B R O T H E R S   F U N D   I N C


fractional share, computed to four decimal places, which will earn additional dividends and distributions for you just the way full shares do.

3. You will receive a detailed statement of your Plan account following each investment by the Agent showing total dividends and distributions and additional cash payments, shares purchased and issued, and total shares held by you and the Agent on your behalf. The statement will contain a tear-off portion which you should utilize for all transaction processing.

4. The Agent will hold the shares it has purchased for you unless you otherwise request. This convenience provides added protection against loss, theft, or inadvertent destruction of certificates. Certificates for full shares held by the Agent will be issued to you upon your request. If a certificate is lost, the replacement cost is currently 2% of the value of the shares at the time of loss.

5. You may terminate your participation in the DR Plan at any time up to a record date, and future dividends and distributions that were previously reinvested will thereafter be sent directly to you. Upon termination, stock certificates for any full shares will be issued in your name, or, upon receipt of your instructions, your shares will be sold for you and the proceeds sent to you less brokerage commissions and any applicable taxes. Any fractional shares at the time of termination will be converted to cash on the basis of the then current market price of SBF capital stock.

6. The Agent will forward all proxy materials, including a form of proxy and return envelope, covering all shares owned by a participant to be voted and returned by the participant to SBF or its proxy agent.

7. Your attention is directed to the Terms and Conditions set forth on page 22 which govern the operation of the Plan.

If you wish to withdraw from the DRPlan or you wish to change your reinvestment option, please contact the Agent at the toll-free telephone number listed below.

If you withdraw and subsequently wish to re-enroll, simply complete the enclosed Authorization Card and mail it to the address below or call the number above. Your participation will commence with the next dividend or distribution payable after receipt of your authorization, provided it is received prior to the record date for the dividend or distribution. Should your authorization arrive after the record date, your participation will take effect with the following dividend or distribution.

If you wish to change you reinvestment option, simply call the Agent at the toll free number listed below. Your change will be effective commencing with the next dividend or distribution payable after your instruction to change your election, provided you contact the Agent prior to the record date for that dividend or distribution. Should you contact the Agent after the record date to change your reinvestment option, the change will take effect with the following dividend or distribution.

Please be advised that the Agent may utilize BNY Brokerage Inc., an affiliate of the Agent, for all trading activity relating to the DR Plan and Cash Payment Plan on behalf of participants. BNY Brokerage Inc. receives a commission in connection with such transactions.

Remember, the detailed statement of your account will include a tear-off portion which you should utilize for all transaction processing.

S A L O M O N   B R O T H E R S   F U N D   I N C


If your shares are held in the name of a broker or nominee, you should contact your broker or nominee for more information about your ability to participate in the DR Plan. If the broker or nominee does not provide an automatic reinvestment service, it may be necessary for you to have your shares taken out of "street name" and registered in your own name to guarantee your participation. Otherwise, dividends and distributions will be paid in cash by your broker or nominee.

SBF and the Agent may amend or terminate the Plan. The Agent will mail to participants notice at least 30 days prior to the effective date of any amendment.

Any inquiries concerning the Plans should be directed to the Agent at:

                           The Bank of New York
                           Investor Relations Department
                           P.O. Box 11258
                           New York, New York 10286-1258
                           1-800-432-8224

Terms and Conditions of Authorization for Amended and Restated Automatic Dividend Reinvestment and Cash Payment Plans

1. (a) The Bank of New York (the "Agent") will act as agent for each participant in the Amended and Restated Dividend Reinvestment Plan (the "DR Plan") of Salomon Brothers Fund Inc (the "Corporation").

    (b) Participants in the DRPlan will have three options, as follows: (i) a participant may have all net investment income dividends ("dividends") and capital gain distributions (short-term and long-term) ("distributions") automatically reinvested; (ii) a participant may have all dividends paid in cash and all distributions automatically reinvested; or (iii) a participant may have all dividends automatically reinvested and all distributions paid in cash. Participants will be deemed to have elected option (i) unless notification is received by the Agent that the participant elects option (ii) or option (iii). Participants may change elections by notifying the Agent and a change in election will be effective with respect to a dividend or distribution if the Agent is contacted prior to the record date; otherwise it will be effective with the following dividend or distribution.

    (c) Unless the Corporation declares a dividend or distribution which may be paid to shareholders only in the form of cash, the Agent will apply all dividends and distributions which are to be reinvested on behalf of a participant in the manner set forth below.

2. (a) If, on the determination date, the market price per share plus estimated brokerage commissions equals or exceeds the net asset value per share on that date (such condition, a "market premium"), the Agent shall receive the dividend or distribution in newly issued shares of the Corporation on behalf of shareholders. If, on the determination date, the net asset value per share exceeds the market price per share plus estimated brokerage commissions on that date (such condition, a "market discount"), the Agent will purchase shares in the open market. The determination date will be the fourth New York Stock Exchange trading day (a New York Stock Exchange trading day being referred to herein as a "Trading Day") preceding the payment date for the dividend or distribution. For purposes herein, "market price" shall mean the average of the highest and lowest prices at which the Corporation's stock sells on the New York Stock Exchange on the particular date, or if there is no sale on that date, the average of the closing bid and asked quotations.

    (b) Purchases by the Agent shall be made in accordance with the conditions set forth in Item 4 below and may be made on any securities exchange where such shares are traded, in the over-the-counter market, or in negotiated transactions, and may be on such terms as to price, delivery, and otherwise as the Agent may determine. Such purchases shall be made as soon as practicable commencing on the Trading Day following the determination date and ending no later than 30 days after the dividend or distribution date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities laws; provided, however, that such purchases shall, in any event, terminate on the earlier of (i) 60 days after the dividend or distribution payment date and (ii) the Trading Day prior to the "ex-dividend date" next succeeding the dividend or distribution payment date.

    (c) If (i) the Agent is unable to invest the full dividend or distribution amount in open market purchases during the purchase period provided for in paragraph (b) above or (ii) a market discount shifts to a market premium during the purchase period, the Agent will cease making open

S A L O M O N   B R O T H E R S   F U N D   I N C


market purchases and will receive the uninvested portion of the dividend or distribution amount in newly issued shares (x) in the case of (i) above, at the close of business on the date the Agent is required to terminate making open-market purchases as specified in paragraph (b) above or (y) in the case of
(ii) above at the close of business on the date such shift occurs; but in no event prior to the payment date for the dividend or distribution.

    (d) In the event that all or part of a dividend or distribution amount is to be to paid in newly issued shares, such shares will be issued to participants in accordance with the following formula: (i) if, on the valuation date, the net asset value per share is less than or equal to the market price per share, then the newly issued shares shall be valued at net asset value per share on the valuation date; provided, however, that if the net asset value per share is less than 95% of the market price per share on the valuation date, then such shares will be issued at 95% of the market price and (ii) if, on the valuation date, the net asset value per share is greater than the market price per share, the newly issued shares will be valued at the market price per share on the valuation date.The valuation date shall be the dividend or distribution payment date except that with respect to shares issued pursuant to paragraph (c) above, the valuation date shall be the date such shares are issued. If a date that would otherwise be a valuation date is not a Trading Day, the valuation date shall be the next preceding Trading Day.

3. Under the Cash Payment Plan (together with the DR Plan, the "Plans"), cash payments of at least $25.00 made from time to time by the participant and received by the Agent will be applied by the Agent in the purchase of additional shares of capital stock of the Corporation on the Investment Date next following receipt. The "Investment Date" will be each Friday (or closest business day prior thereto if a holiday). All cash payment shares will be purchased by the Agent on the open market at prevailing market prices and in accordance with the conditions set forth in Item 4 below. Participants have an unconditional right to obtain the return of any cash payments up to 48 hours prior to such Investment Date. Checks must be drawn on United States banks and denominated in U.S. dollars only. Third party checks will not be accepted. There is no maximum amount of investment under the Cash Payment Plan. The Agent reserves the right to sell additional shares from the participant's account to satisfy any returned checks.

4. In making cash purchases for the participant's account, the Agent will combine the participant's funds with those of the other participants. The price at which the Agent shall be deemed to have acquired shares shall be the average price (including brokerage commissions) of all shares purchased by it in connection with a particular dividend or distribution under the DR Plan or in connection with a particular investment under the Cash Payment Plan, as the case may be.

                          THE SALOMON BROTHERS FUND INC
                  AUTHORIZATION TO PARTICIPATE IN THE DIVIDEND
                      REINVESTMENT PLAN FOR SHAREOWNERS OF
                          THE SALOMON BROTHERS FUND INC
                                  COMMON SHARES

     I wish to participate in the Dividend Reinvestment Plan. I appoint The Bank of New York (the Agent) and authorize THE SALOMON BROTHERS FUND INC to pay to the Agent for my account all net investment income dividends and capital gain distributions (short-term and long-term) payable to me on the Common Shares that are now or may hereafter be registered in my name.

     I authorize the Agent to apply all such dividends and distributions in the following manner, subject to the terms and conditions of the Plan set forth in the brochure describing the Plan.

    / / (1) All net investment income dividends and capital gain distributions (short-term and long-term) payable to me shall be automatically reinvested

    / / (2) All net investment income dividends payable to me shall be paid in cash and all capital gain distributions (short-term and long-term) payable to me shall be automatically reinvested

    / / (3) All net investment income dividends payable to me shall be reinvested and all capital gain distributions (short-term and long-term) shall be paid in cash

     (Choose one of the above.)

     I understand that if I do not choose one of the above, I will be deemed to have chosen option (1). I understand that the appointment of The Bank of New York as the Agent is subject to the terms and conditions of the Plan set forth in the brochure describing the Plan.

     In addition, please invest the enclosed optional cash payment in the amount of $____________ as directed by the terms and conditions of the Plan.

                 (Please sign on the reverse side of this card.)
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S A L O M O N   B R O T H E R S   F U N D   I N C


    It is understood that (i) the Agent may hold the shares of all participants together in its name or in the name of its nominee, (ii) the Agent may utilize BNY Brokerage Inc., an affiliate of the Agent, for all trading activity relating to the DR Plan and Cash Payment Plan on behalf of participants and that BNY Brokerage Inc. receives a commission in connection with such transactions, (iii) that government regulations may require the temporary curtailment or suspension of purchase of shares under the Plans and accordingly, the Agent shall not be accountable for its inability to make purchases at such times and (iv) that the Agent shall have no responsibility as to the market value of the shares acquired for the participant's account.

    The Agent will confirm the purchases so made as soon as practicable after the purchases are made.

5. No certificate with respect to reinvested dividends and distributions will be issued to a participant unless he or she so requests. No certificate for a fractional share will be issued.

6. Participants shall not bear any of the costs of administering the Plan. Each account will bear its proportionate share of brokerage commissions paid on open market purchases.

7. It is understood that the investment of dividends and distributions does not relieve the participant of any taxes which may be payable on such dividends and distributions. The Agent will report annually to each participant the amount of dividends and distributions credited to his account during the year.

8. (a) The Agent will forward all proxy materials, including a form of proxy and return envelope, covering all shares owned by a participant to be voted and returned by the participant to the Corporation or its proxy agent.

    (b) A participant may terminate his or her account under the DR Plan or change his or her election pursuant to paragraph 1(b), at any time by notifying the Agent prior to the next dividend or distribution record date. Participation shall be terminated by written notice similarly received of the death, or adjudicated incompetency of a participant.

    (c) In the event written notice of termination, death or adjudicated incompetency is received by the Agent after a dividend or distribution record date, but prior to the determination by the Agent of the number of shares to be issued to or purchased for the participant following such dividend or distribution record date, participation in the DR Plan shall be terminated immediately following such determination. Upon termination by reason of notice of death, or adjudicated incompetency, no newly issued shares shall be credited to the participant's account and no purchase of shares shall be made for the participant's account. The participant's shares and any cash dividends or distributions paid





     If you desire to participate in The Salomon Brothers Fund Inc Dividend Reinvestment Plan as described in the brochure, please sign and return this card to:

                                               THE BANK OF NEW YORK
                                               P.O. Box 1958
                                               Newark, NJ 07101-9774
                                               Dividend Reinvestment Department

                                               DATED:__________________, 19____
                                                 PLEASE SIGN, DATE AND RETURN
                                                  USING THE ENCLOSED ENVELOPE

                                               --------------------------------
                                                            Signature

                                               --------------------------------
                                                   Signature (if held jointly)

                Please sign exactly as your name(s) appear hereon.

                               THIS IS NOT A PROXY

            PLEASE SIGN, DATE AND RETURN USING THE ENCLOSED ENVELOPE


S A L O M O N   B R O T H E R S   F U N D   I N C



thereon shall be retained by the Agent subject to the Terms and Conditions until such time as such participant's legal representatives shall have been appointed and shall have furnished proof sufficient to the Agent of his right to receive such shares and such dividends or distributions. Upon termination by the participant, the Agent will send the participant a certificate of the full shares in his or her account and a check in an amount equal to the then current market price of any fractional share or, the Agent, upon receipt of instructions from the participant, will sell the participant's full and fractional shares as soon as practicable following termination and send to the participant a check representing the proceeds, less brokerage commissions and any applicable taxes.

       If a participant disposes of all shares registered in his or her name on the books of the Corporation, the Agent will at its discretion, continue to reinvest dividends and distributions on the shares in the participant's DR Plan account until otherwise notified by the participant.

9. The Agent may terminate either Plan by notice in writing remitted to all participants. In such event the Agent will send the participant a certificate for the full shares in his or her account and cash for any fractional shares at the then current market price as indicated in Item 8.

10. The Agent shall not be liable hereunder for any act done in good faith, or for any good faith omissions to act, including, without limitation, any claims of liability (1) arising out of any such act or omission to act which occurs prior to the termination of participation pursuant to Item 8 above and (2) with respect to the prices at which shares are purchased or sold for the participant's account and the times such purchases or sales are made.

11. The participant agrees to notify the Agent promptly in writing of any change of address. Notices to the participant may be given by letter addressed to the participant at his last address of record with the Agent.

12. These Terms and Conditions may be amended or supplemented by the Agent at any time or times by mailing appropriate notice at least 30 days prior to the effective date thereof to the participant at his last address of record. The amendment or supplement shall conclusively be deemed to be accepted by the participant unless prior to effective date thereof the Agent receives written notice of the termination of the participant's account. Any such amendment may include the appointment by the Agent in its place and stead a successor agent under these Terms and Conditions provided such successor is a bank or trust company organized under the laws of the United States or any state thereof. The Corporation is authorized to pay to such successor agent for the account of each participant in the Plan all dividends and distributions payable on shares of the Corporation's capital stock held by the Agent for the participant or by the participant himself or herself, the shares to be applied by such successor agent as provided in these Terms and Conditions.

13. You may effect "book-to-book" transfers, which involve transferring shares from an existing participant account in the Plan to a new participant account by providing the Bank with a written request in accordance with the terms and conditions of the Plan. All participants in the current account must sign the request and their signatures must be guaranteed by a bank, broker or financial institution that is a member of a signature Guarantee Medallion Program. The new participant account will automatically be coded for full dividend reinvestment unless otherwise instructed.

14. The Terms and Conditions of this authorization shall be governed by the laws of the State of New York. Any inquiries regarding the Plans should be directed to the Agent at:

                           THE BANK OF NEW YORK
                           Investor Relations Department
                           P.O. Box 11258
                           New York, New York 10286-1258
                           1-800-432-8224

S A L O M O N   B R O T H E R S   F U N D   I N C



                      [This page intentionally left blank.]

S A L O M O N   B R O T H E R S   F U N D   I N C



Directors

CHARLES F. BARBER
      Consultant; formerly Chairman, ASARCO
      Incorporated

ANDREW L. BREECH
      President, Dealer Operating Control
      Service, Inc.

CAROL L. COLMAN
      President, Colman Consulting Co., Inc.

WILLIAM R. DILL
      Consultant; formerly President, Boston
      Architectural Center; formerly President,
      Anna Maria College

HEATH B. MCLENDON
      Chairman and President, Managing Director, Salomon Smith Barney, Inc.; President and Director, SSBC Fund Management Inc. and Travelers Investment Adviser, Inc.

CLIFFORD M. KIRTLAND, JR.
      Member of the Advisory Committee, Nero-Moseley Partners; formerly Director, Oxford Industries, Inc., Shaw Industries, Inc.,
      Graphic Industries, Inc. and CSX Corp.; formerly Chairman and President, Cox Communications, Inc.

ROBERT W. LAWLESS
      President and Chief Executive Officer,
      University of Tulsa; formerly President and Chief Executive Officer, Texas Tech University and Texas Tech University Health Sciences Center

LOUIS P. MATTIS
      Consultant; formerly Chairman and President,
      Sterling Winthrop Inc.

THOMAS F. SCHLAFLY
      Of counsel to Blackwell Sanders Peper Martin LLP (law firm); President, The Saint Louis Brewery, Inc.



Officers

HEATH B. MCLENDON
      Chairman and President

LEWIS E. DAIDONE
      Executive Vice President & Treasurer

MICHAEL A. KAGAN
      Executive Vice President

MARTIN L. ROBERTS
      Vice President

CHRISTINA T. SYDOR
      Secretary

ANTHONY PACE
      Controller

JANET TOLCHIN
      Assistant Treasurer

ROBERT A. VEGLIANTE
      Assistant Secretary

INVESTMENT MANAGER
      Salomon Brothers Asset Management Inc.
      7 World Trade Center
      New York, New York 10048

CUSTODIAN
      PNC Bank, N.A.
      17th & Chestnut Streets
      Philadelphia, Pennsylvania 19103

DIVIDEND DISBURSING AND TRANSFER AGENT
      The Bank of New York
      101 Barclay Street
      New York, New York 10286

INDEPENDENT ACCOUNTANTS
      PricewaterhouseCoopers LLP
      1177 Avenue of the Americas
      New York, New York 10036

LEGAL COUNSEL
      Simpson Thacher & Bartlett
      425 Lexington Avenue
      New York, New York 10017

NEW YORK STOCK EXCHANGE SYMBOL
      SBF

The Bank of New York
101 Barclay Street
New York, New York 10286



                 The Salomon Brothers
                 Fund Inc

                 Semi-Annual Report

                 JUNE 30, 1999

---------------------------------------------------------
                        Salomon Brothers Asset Management
                        -------------------------------------------------------

                                 SBFSEMI 6/99

                                    BULK RATE
                                   U.S. POSTAGE
                                      PAID
                                   NEWARK, NJ
                                  PERMIT No. 4